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                                                                    EXHIBIT 99.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of Aviall, Inc. (the "COMPANY") on Form 10-Q for the quarterly period ended June 30, 2002, as to be filed with the Securities and Exchange Commission on August 14, 2002 (the "REPORT"), I, Cornelius Van Den Handel, Vice President and Treasurer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

     (1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

     (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.



/s/ Cornelius Van Den Handel
-----------------------------------------
Cornelius Van Den Handel
Vice President and Treasurer
(Principal Financial Officer)

Dated: August 14, 2002